UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   June 29, 2001
                                                      ------------------

                          Atchison Casting Corporation
                          ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)          File Number)         Identification No.)


400 South Fourth Street, Atchison, Kansas                 66002
(Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code    (913) 367-2121



                                 Not applicable
        (Former name or former address, if changed since last report)

Item 5.    Other Events.

On June 29, 2001, the Company issued a press release announcing backlog improvement and other matters to be discussed at the Annual Meeting.




Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibit is filed herewith:

      99.1  Press Release dated June 29, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: June 29, 2001



                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer




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